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      SUPPLEMENT TO PROSPECTUS FOR FNAL VARIABLE ACCOUNT DATED MAY 1, 1997


                              NEW INVESTMENT OPTION

     The supplement to the prospectus dated October 1, 1997 is amended to reflect that the new investment option, the Small Company Value Trust, is not currently available to contract owners. This investment option will become available upon approval by the New York Insurance Department.

                        SUPPLEMENT DATED OCTOBER 1, 1997




V9.SUPP1097A